 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

FOURTH QUARTER AND FULL YEAR 2019 FINANCIAL RESULTS

Calabasas, CA, February 28, 2020 – Unico American Corporation (NASDAQ – “UNAM”) (“Unico,” the “Company”), announced today its consolidated financial results for the three and twelve months ended December 31, 2019. For the three months ended December 31, 2019, net loss was $2,380,419 ($0.45 diluted loss per share) compared to net loss of $468,680 ($0.09 diluted loss per share) for the three months ended December 31, 2018. For the twelve months ended December 31, 2019, net loss was $3,115,703 ($0.59 diluted loss per share) compared to net loss of $3,169,559 ($0.60 diluted loss per share) for the twelve months ended December 31, 2018. Book value per share was $10.38 and $10.54 at December 31, 2019, and December 31, 2018, respectively.

Results of Operations

	Three Months Ended December 31
			Increase (Decrease)
	2019	2018	$	%

Direct written premium	$8,375,614	$8,142,003	$233,611	3%
Net investment income	$516,462	$522,809	$(6,347)	(1)%
Gross commissions and fees	$520,287	$572,790	$(52,503)	(9)%
Losses and loss adjustment expenses	$7,224,759	$5,188,163	$2,036,596	39%
Policy acquisition costs	$1,389,781	$1,396,628	$(6,847)	0%

The increase in direct written premium during the three months ended December 31, 2019, was due primarily to growth in the Company’s Transportation vertical, transacted by wholly owned subsidiaries Crusader Insurance Company (“Crusader”) and Unifax Insurance Systems, Inc. (“Unifax”). That Transportation vertical transacts insurance primarily for long-haul trucking operations that are domiciled in California.

The decrease in net investment income during the three months ended December 31, 2019, was due primarily to a decrease in the average invested assets.

The decrease in gross commissions and fees during the three months ended December 31, 2019, was due primarily to decreases in property and casualty insurance policy fee income.

The increase in losses and loss adjustment expenses during the three months ended December 31, 2019, was due primarily to higher incurred claims costs for insured events of prior years related to Crusader’s underwriting activities in the Company’s Apartments & Commercial Buildings vertical associated with higher “habitability” related claims severity in that vertical.

The decrease in policy acquisition costs during the three months ended December 31, 2019, was due primarily to relatively higher sales in the Company’s Transportation vertical which pays a lower commission rate than the other verticals.

	Twelve Months Ended December 31
			Increase (Decrease)
	2019	2018	$	%

Direct written premium	$35,803,950	$32,429,735	$3,374,215	10%
Net investment income	$2,097,956	$1,907,773	$190,183	10%
Gross commissions and fees	$2,176,658	$2,429,382	$(252,724)	(10)%
Losses and loss adjustment expenses	$22,576,127	$23,557,743	$(981,616)	(4)%
Policy acquisition costs	$4,960,846	$5,908,831	$(947,985)	(16)%

The increase in direct written premium during the twelve months ended December 31, 2019, was due primarily to growth in the Company’s Transportation vertical, transacted by wholly owned subsidiaries Crusader and Unifax.

The increase in net investment income during the twelve months ended December 31, 2019, was due primarily to an increase in the yield on average invested assets.

The decrease in gross commissions and fees during the twelve months ended December 31, 2019, was due primarily to decreases in property and casualty insurance policy fee income.

The decrease in losses and loss adjustment expenses during the twelve months ended December 31, 2019, was due primarily to lower claims costs related to Crusader’s underwriting activities in the Company’s Food, Beverage & Entertainment vertical, associated with a reduction in net earned premium for that vertical during the twelve months ended December 31, 2019, and also associated with lower claims frequency and severity in that vertical.

The decrease in policy acquisition costs during the twelve months ended December 31, 2019, was due primarily to relatively higher sales in the Company’s Transportation vertical which pays a lower commission rate than the other verticals.

Management Commentary

“The fact that our Crusader Insurance Company subsidiary is one of the smallest insurance companies in the United States, with a relatively-high net retention of risk, adds to the potential for volatility in our quarterly results. But more significantly, our 2019 fourth quarter loss reflects the sometimes volatile nature of the commercial niches that we serve. For the past several years, a significant majority of Crusader’s revenue came from the sales and underwriting of three market sector niches: Long-haul Trucking, Residential Apartment Buildings, and Bars/Taverns. Although historically profitable, in more recent years we identified what turned out to be new, adverse loss development patterns in those niches, which resulted in adverse underwriting results. At the same time, we identified a new, adverse trend pertaining to society’s application of the law when an insurance company attempts to enforce its rights, which also had a substantial negative impact on our underwriting of Residential Apartment Buildings. All of those adverse trends are attributable to what is now commonly referred to as “social inflation,” said Cary L. Cheldin, Unico’s President and Chief Executive Officer.

“As previously reported, our work of the past several years was focused to assure premium adequacy, disciplined risk selection and prudent expense control, so as to regain confidence in the ultimate profitability of our underwriting activity. To address these concerns and improve the profitability of our underwriting, we have adopted significant rate increases, new coverage restrictions and modified risk-selection techniques, but until the impact of those changes becomes obvious we expect that our loss ratios might continue to reflect the adverse underwriting from prior years. Moving forward, we are focusing on sales, diversification and execution; and we remain mindful, however, that, due to the vagaries caused by social inflation, there is a significant amount of uncertainty and risk of loss related to the hazard of “habitability claims” arising from the underwriting of Residential Apartment Buildings and related to the hazard of “assault & battery claims” arising from the underwriting of Bars/Taverns.”

Definitions and Non-GAAP Financial Measures

Written premium is a non-GAAP financial measure that is defined, under the statutory accounting practices prescribed or permitted by the California Department of Insurance, as the contractually determined amount charged by the insurance company to the policyholder for the effective period of the contract based on the expectation of risk, policy benefits, and expenses associated with the coverage provided by the terms of the policies. Written premium is a required statutory measure. Written premium is defined under U.S. generally accepted accounting principles (“GAAP”) in Accounting Standards Codification Topic 405, “Liabilities,” as “premiums on all policies an entity has issued in a period.” Earned premium, the most directly comparable GAAP measure to written premium, represents the portion of written premium that is recognized as income in the financial statements for the period presented and earned on a pro-rata basis over the terms of the policies. Written premium is intended to reflect production levels and is meant as supplemental information and not intended to replace earned premium. Such information should be read in conjunction with the GAAP financial results.

The following is a reconciliation of direct written premium (before premium ceded to reinsurers) to net earned premium (after premium ceded to reinsurers):

	Three Months Ended December 31		Twelve Months Ended December 31
	2019	2018	2019	2018

Direct written premium	$8,375,614	$8,142,003	$35,803,950	$32,429,735
Less: written premium ceded to reinsurers	(1,947,920)	(1,526,489)	(7,153,130)	(6,555,715)
Net written premium	6,427,694	6,615,514	28,650,820	25,874,020
Change in direct unearned premium	576,277	193,186	(1,845,748)	2,803,675
Change in ceded unearned premium	(27,464)	(22,806)	(67,604)	77,215
Net earned premium	$6,976,507	$6,785,894	$26,737,468	$28,754,910

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company whose subsidiaries underwrite and market property and casualty insurance, and transact health insurance, insurance premium financing and membership association services. Since 1985, the majority of Unico’s financial activity has been related to the operations of its Crusader Insurance Company subsidiary. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2018 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-

looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

Financial Tables Follow –

UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)

	December 31	December 31
	2019	2018
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: December 31, 2019 $82,002; December 31, 2018 $78,303)	$83,500	$76,910
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: December 31, 2019 $798; December 31, 2018 $7,126)	798	7,126
Short-term investments, at fair value	2,197	4,691
Total Investments	86,495	88,727
Cash and cash equivalents	5,782	4,918
Accrued investment income	397	394
Receivables, net	4,019	3,933
Reinsurance recoverable:
Paid losses and loss adjustment expenses	686	(1)
Unpaid losses and loss adjustment expenses	14,726	9,532
Deferred policy acquisition costs	3,620	3,490
Property and equipment, net	10,227	9,692
Deferred income taxes	3,925	4,375
Other assets	430	557
Total Assets	$130,307	$125,617

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$55,067	$51,657
Unearned premiums	17,810	15,965
Advance premium and premium deposits	219	234
Accrued expenses and other liabilities	2,130	1,845
Total Liabilities	75,226	69,701

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par – authorized 10,000,000 shares; 5,306,720 and 5,307,103 shares issued and outstanding at December 31, 2019, and December 31, 2018, respectively	3,773	3,773
Accumulated other comprehensive income (loss)	1,183	(1,100)
Retained earnings	50,125	53,243
Total Stockholders’ Equity	55,081	55,916

Total Liabilities and Stockholders' Equity	$130,307	$125,617

UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

($ in thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2019	2018	2019	2018
REVENUES
Insurance company operation:
Net earned premium	$6,976	$6,786	$26,737	$28,755
Investment income	517	523	2,098	1,908
Net realized investment losses	—	—	(13)	—
Other income	100	72	123	366
Total Insurance Company Operation	7,593	7,381	28,945	31,029

Other insurance operations:
Gross commissions and fees	521	573	2,177	2,429
Finance charges and fees earned	70	47	240	145
Other income	—	—	11	10
Total Revenues	8,184	8,001	31,373	33,613

EXPENSES
Losses and loss adjustment expenses	7,225	5,188	22,576	23,558
Policy acquisition costs	1,390	1,397	4,961	5,909
Salaries and employee benefits	1,006	1,035	4,068	4,593
Commissions to agents/brokers	42	51	174	176
Other operating expenses	947	920	2,844	3,303
Total Expenses	10,610	8,591	34,623	37,539

Loss before taxes	(2,426)	(590)	(3,250)	(3,926)
Income tax benefit	(46)	(121)	(134)	(757)
Net Loss	$(2,380)	$(469)	$(3,116)	$(3,169)

PER SHARE DATA:
Basic
Loss per share	$(0.45)	$(0.09)	$(0.59)	$(0.60)
Weighted average shares	5,306,729	5,307,103	5,306,879	5,307,121
Diluted
Loss per share	$(0.45)	$(0.09)	$(0.59)	$(0.60)
Weighted average shares	5,306,729	5,307,103	5,306,879	5,307,121

UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

($ in thousands)

	Twelve Months Ended
	December 31
	2019	2018
Cash flows from operating activities:
Net Loss	$(3,116)	$(3,169)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	565	550
Bond amortization, net	(19)	201
Bad debt expense	9	24
Net realized investment losses	13	—
Changes in assets and liabilities:
Net receivables and accrued investment income	(98)	2,146
Reinsurance recoverable	(5,881)	(1,010)
Deferred policy acquisitions costs	(130)	673
Other assets	127	(123)
Unpaid losses and loss adjustment expenses	3,410	2,580
Unearned premium	1,845	(2,803)
Advance premium and premium deposits	(15)	26
Accrued expenses and other liabilities	285	(456)
Income taxes current/deferred	(158)	(769)
Net Cash Used by Operating Activities	(3,163)	(2,130)

Cash flows from investing activities:
Purchase of fixed maturity investments	(10,975)	(21,034)
Proceeds from maturity of fixed maturity investments	10,138	20,386
Proceeds from sale or call of fixed maturity investments	3,472	1,270
Net decrease (increase) in short-term investments	2,494	(2,843)
Additions to property and equipment	(1,100)	(97)
Net Cash Provided (Used) by Investing Activities	4,029	(2,318)

Cash flows from financing activities:
Repurchase of common stock	(2)	—
Net Cash Used by Financing Activities	(2)	—

Net increase (decrease) in cash and cash equivalents	864	(4,448)
Cash and cash equivalents at beginning of period	4,918	9,366
Cash and Cash Equivalents at End of Period	$5,782	$4,918

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	$9